Exhibit 99.2

GENESEE & WYOMING INC. AND SUBSIDIARIES

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Genesee & Wyoming Inc. and Subsidiaries, (the “Company”) on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John C. Hellmann, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Genesee & Wyoming Inc.

Date: August 14, 2002	By:	/s/John C. Hellmann

Name: John C. Hellmann Title: Chief Executive Officer